Statement of Additional Information Supplement dated December 6, 2010
The purpose of this mailing is to provide you with changes to the current Statement of Additional Information for Class A, B, C and Y shares of the Funds listed below:
Invesco Balanced Fund
Invesco California Tax-Free Income Fund
Invesco Dividend Growth Securities Fund
Invesco Equally-Weighted S&P 500 Fund
Invesco Fundamental Value Fund
Invesco Large Cap Relative Value Fund
Invesco New York Tax-Free Income Fund
Invesco S&P 500 Index Fund
Invesco Van Kampen American Franchise Fund
Invesco Van Kampen Core Equity Fund
Invesco Van Kampen Equity and Income Fund
Invesco Van Kampen Equity Premium Income Fund
Invesco Van Kampen Growth and Income Fund
Invesco Van Kampen Pennsylvania Tax Free Income Fund
Invesco Van Kampen Small Cap Growth Fund
The following information replaces in its entirety the paragraph appearing under the heading “Description of the Funds and Their Investments and Risks — Classification” on page 3 of the Statement of Additional Information:
“The Trust is an open-end management investment company. Each of the Funds is “diversified” for purposes of the 1940 Act.”
The following information replaces in its entirety the second paragraph appearing under the heading “Fund Policies — Fundamental Restrictions” on page 53 of the Statement of Additional Information:
“(1) The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.”
The following information replaces in its entirety the second paragraph appearing under the heading “Fund Policies — Fundamental Restrictions” on page 55 of the Statement of Additional Information:
“(1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions.”

Prospectus Supplement dated December 6, 2010
The purpose of this mailing is to provide you with changes to the current Prospectus for Class A, B, C and Y shares of the Fund listed below:
Invesco Van Kampen American Franchise Fund
The following information replaces in its entirety the paragraphs appearing under the heading “FUND SUMMARY — Principal Risks of Investing in the Fund”:
“An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of any bank or other insured depositary institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.
Foreign Risks. The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.
Risks of Using Derivative Instruments. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transaction may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.”